Semiannual Report

Global
Stock Fund

April 30, 1997

T. Rowe Price

Report Highlights

o European, U.S., and Latin American stocks posted robust returns during the past six months, but a strong dollar dampened returns for U.S. investors in many foreign markets.

o The fund's U.S. holdings, underweighting in Japan, and exposure to Latin America enabled it to surpass its benchmarks with a strong 8.3% return for the last six months.

o Stock selection also contributed to positive performance, with most major holdings concentrated in the U.S. and major
     European markets.

o Signs are emerging that Japan has seen its worst, and we have begun to increase our purchases of select Japanese stocks.

o The fund is well diversified by country and stock exposure, providing a balance between established markets and several less-developed regions with growth potential.

Fellow Shareholders

Most global stock markets continued strong over the last six months, with Japan and several Far East countries notable exceptions. U.S. stocks posted significant returns and constituted the best-performing large market. European markets were powerful in local currency terms, but returns for U.S. investors were curtailed by a robust dollar.

Performance Comparison

Periods Ended 4/30/97              6 Months     12 Months
_________________________________________________________

Global Stock Fund                     8.26%       12.83%

MSCI World Index                      7.79        10.83

Lipper Global Funds Average           6.83         8.81

For the six months ended April 30, 1997, your fund registered a total return of 8.26%, exceeding the 7.79% of the MSCI World Index and 6.83% of the Lipper Global Funds Average. Fund performance was greatly helped versus the index by an overweighting in Latin America, which is not included in the index, and an underweighting in Japan. The fund's return would have been stronger were it not for its relatively low exposure to the powerful U.S. market. Over the 12-month period, the fund's results were also well ahead of both the index and the Lipper average.

INVESTMENT REVIEW

United States

The U.S. market continued to thread the eye of the needle as the combination of a stronger-than-expected economy coupled with benign inflation resulted in above-normal returns. For the six months ended April 30, U.S. stocks returned 15.74% (see table on page 2), although our U.S. holdings slightly surpassed this figure.

The movement in U.S. equities continued to be driven by earnings growth and an expansion of the price/earnings multiple investors are willing to pay for a given level of earnings. This was particularly true of larger stocks; in the first four months of 1997, the average stock return measured by the Value Line Composite Index was virtually unchanged while the S&P 100 Index was up 9.13%.

Your fund's portfolio favored larger-cap stocks, with Microsoft, Intel, Freddie Mac, GE, Warner-Lambert, and Philip Morris making strong contributions to performance. Inhibiting returns were significant declines in Corporate Express, Ikon Office Solutions, and 3Com. We added to these holdings as their stock prices corrected, since we still believe they offer significant growth potential.

We also initiated several new positions, emphasizing our desire for growth stocks at what we consider to be reasonable valuations. Additions included Mattel, Service Corp
International, Lucent Technologies, Synopsys, Parametric
Technology, and Citicorp. All are well-managed companies with, in our view, great potential through the growth of their respective markets, the introduction of new products, or the intelligent use of cash flow.

Market Performance

Six Months            Local     Local Currency    U.S.
Ended 4/30/97        Currency   vs. U.S. Dollars Dollars
__________________________________________________________

France                23.74%        -12.48%       8.30%

Germany               28.30         -12.62       12.11

Hong Kong             -0.04          -0.18       -0.22

Italy                 25.88         -11.42       11.50

Japan                 -3.19         -10.38      -13.23

Mexico                16.85           0.25       17.13

Netherlands           31.15         -12.95       14.17

Norway                25.56         -10.47       12.42

Switzerland           31.05         -14.57       11.95

United Kingdom        13.06          -0.36       12.66

United States         15.74           -          15.74

Source: FAME Information Services, Inc.; based on MSCI indices.

While the prices of U.S. stocks remain relatively high by many measures, this fact has not tempered investor appetite for them. However, we still believe the current valuations of large U.S. growth stocks contain enough risk to more than offset the potential earnings growth of most companies. In addition, we expect the current pace of the economy to slow somewhat, putting earnings at risk later in the year. For this reason, we are likely to remain underweighted in the U.S. market in the months ahead.

Europe

The stock markets of Europe were also in solid shape during the past six months. Several got off to a strong start this year, although returns to U.S. investors were moderated by the strength of the dollar. The core Continental European economies are struggling at the moment, but looser monetary policies and weakening currencies should help them recover.

In Germany a combination of low growth and high labor costs boosted unemployment to record levels. This in turn has raised questions as to whether the fiscal deficit can meet the Maastricht criteria, but Germany seems as committed as ever to European Monetary Union and a single currency. Despite the dull economy, the stock market has been strong, led by financials such as Deutsche Bank and manufacturers such as Volkswagen; the latter has been helped by a weaker deutschemark and the growing focus on shareholder value.

In France the picture was similar with the economy subdued, unemployment remaining stubbornly high, and consumer sentiment depressed. Despite these difficulties, the government also remains committed to a single currency but it will prove difficult to stimulate the economy without breaching the Maastricht guidelines for economic convergence. Looking for a firmer political base as the country approaches this important transition, President Chirac recently called a general election. At present it looks as though a right-of-center government will be returned, but the majority may not be as high as Mr. Chirac's original expectations. Given these uncertainties, the stock market has been dull but core holdings such as the supermarket chain Carrefour and conglomerate Eaux Cie Generale have been able to make further progress.

Chart 1 - Geographic Diversification

The picture looks somewhat brighter in Italy. Improvement in the debt position is vital for the future of this economy, and the outlook here is more encouraging following recent legislation and public sector wage discipline. The lira has now returned to the European exchange rate mechanism but it is still an open question whether Italy will be in the first round of countries to join the single currency.

In the U.K. the most important news was the General Election on May 1 which brought the Labour Party under Mr. Blair to power with a massive majority. Given the strength of the economy, it was surprising to many observers that the electorate rejected the Conservative Party so comprehensively. The explanation lies in a deep desire for change after 17 years of Conservative rule, a sense that Mr. Major's party was divided over Europe, and, in contrast to previous elections, a much more professional and disciplined campaign by the Labour Party.

The new government will at least inherit an economy in good shape with a strong currency, falling unemployment, and inflation at low levels. The administration has already surprised and pleased financial markets by giving more independence to the Bank of England in setting monetary policy, and its much more positive attitude toward Europe was well received on the Continent.

The stock market greeted the incoming government with enthusiasm
 . . .

The stock market greeted the incoming government with enthusiasm and pushed on to new highs. International growth stocks such as SmithKline Beecham and Glaxo Wellcome have performed well, and the conversion and public offering of building societies (mutually owned savings associations) stimulated interest in financial stocks. The recently announced merger between the food and drinks group Grand Metropolitan, which owns Burger King, and the leading wines and spirits company Guinness was welcomed by investors. Both stocks are in our portfolio and each moved sharply ahead after the announcement.

Some of the best performance came from Europe's smaller bourses, with Switzerland powering ahead as investors belatedly appreciated that multinationals such as Novartis and Roche Holdings-both major pharmaceutical groups-were well positioned following an unprecedented period of Swiss franc weakness. In Spain, where ambition to qualify for Monetary Union is driving widespread reforms, the market also performed well. The sharp rise in stock prices allowed us to take profits in some of our positions, including oil company Repsol.

Far East

Stock market performance in the Pacific region was dragged down by the continued poor performance of Japan. Perhaps surprisingly, the economy in Japan is performing much better. Fourth quarter GDP growth of 2.9% was one of the fastest among the leading industrialized countries. Industrial production continued strong into the first quarter of this year with inventories declining and shipments improving significantly. These broad statistics, however, mask a tale of two economies: domestic consumption remains poor with the retail and service sectors depressed, but exports are buoyant, aided by the recent weakness of the yen. Indeed, the trade surplus has started to expand again, which will be embarrassing for Tokyo, particularly if the surplus with the U.S. expands too fast.
This contrast in the domestic economy was also reflected in the stock market where the export and technology stocks have performed well, but the financial sector, still struggling to work out problem loans, has dragged the index down. The loan problems facing Japanese banks have not been helped by several real estate transactions in Tokyo at prices some 80% below the peak of the bubble years. However, there are signs that commercial property prices are stabilizing at this level, and the stronger banks can survive provided that the valuation of their loan collateral deteriorates no further.

Our strategy in the Tokyo market favored the export and technology sectors, with stocks such as NEC (communications and computers), Kyocera (ceramic packaging), and Canon (cameras and office equipment) among our largest positions. In contrast, your portfolio had no exposure to the bank stocks-the largest sector in the index itself. This combination of positive stock selection and underweighting in the market as a whole made a major contribution to the fund's outperformance.

Industry Diversification

                         Percent of      Percent of
                         Net Assets      Net Assets
                           10/31/96         4/30/97
____________________________________________________

Services                       22.7%           25.7%

Consumer Goods                 20.6            19.9

Finance                        16.8            15.4

Capital Equipment              15.5            14.5

Energy                          8.0             7.9

Materials                       6.7             6.9

Multi-industry                  3.0             2.9

All Other                       0.1             0.1

Reserves                        6.6             6.7
____________________________________________________

Total100.0%                  100.0%

Elsewhere in the Pacific, stock market sentiment was adversely affected by a small rise in U.S. interest rates; many countries in the region link their monetary policies to those of the Federal Reserve so that their currencies will shadow the U.S. dollar. Export performance in the region was also disappointing with countries such as Singapore and South Korea particularly affected by the downturn in the electronic component cycle. The worst performance came from Thailand where the stock market has halved over the last 12 months. The problem here centered on a significant oversupply of commercial property, and subsequent price declines have led to the virtual bankruptcy of one of Thailand's largest finance companies.

Turning from economics to politics, the major news was unquestionably the death of China's paramount leader Deng Xiaoping. Although he held no official posts at the time of his death, his influence on Chinese history has been immense. Inheriting a backward economy at the time of his succession from Mao, Deng and his policy of rapid modernization has turned the economy into a superpower. In sharp contrast to previous history, the transfer of power has gone smoothly with Jiang Zemin, Deng's hand-picked successor, assuming control. Continued political stability and an open door policy are essential for confidence in Hong Kong, which reverts to Chinese sovereignty on June 30. Although the Hong Kong stock market has been subdued since the beginning of the year, we are confident that this transition will not affect Hong Kong's position as the dynamic financial center of the region.

Latin America provided much of the excitement in recent months.

Latin America

As usual, Latin America provided much of the excitement in recent months. Brazil led the way with an advance of over 30% despite fears that a deteriorating trade deficit would put downward pressure on the currency. The government should rise to these challenges, and investors have been impressed by its commitment to reform in areas such as privatization and the deregulation of public sector tariffs. Our positions in the Brazilian market are built around the telecommunications company Telecomunicacoes Brasileiras, which has outperformed handsomely. Although Brazil dominates our Latin American holdings, other countries in the region have also moved along the path of reform and their stock markets have made a useful contribution to fund performance.

In Mexico the picture is rather more settled, although the banking system remains fragile and consumer sentiment has been hurt by lower real wages. Confidence is slowly returning and the market performed much better, led by blue chips such as telecommunications company Telefonos de Mexico and retailer Cifra.

The stock markets of Argentina and Chile produced double-digit returns this year. Both countries have shown a mix of strong economic recovery, inflation under much better control, and a commitment to economic reform that has attracted the international investor.

INVESTMENT POLICY AND OUTLOOK

As usual, we have made no dramatic shifts in investment policy, but led principally by our changing expectations for individual companies, we implemented some gradual changes in direction. We have been modest net investors in Japan and our new investments were in the domestic sector, which has been neglected recently while the exporters and technology stocks enjoyed the spotlight. Our underweighting in Japan is now at a low level, and there are signs that this market has passed its worst. With the yen now stronger, stocks more related to the domestic economy are likely to lead the way, hence our push into this area. To complement this modest increase in Japan, we have been shaving positions in the better performing markets of Southeast Asia such as Malaysia and Hong Kong. Our holdings in Thailand and South Korea are negligible but we are not yet convinced that the problems in each country have been fully addressed.

Stock valuations in the U.S., as mentioned, are not as attractive as in other regions. Since we expect returns there to moderate from their powerful performance of the past two years, we are likely to maintain our U.S. holdings at no higher than current levels.

Slightly more than one-third of the portfolio is in Europe where we can find an attractive combination of economies that are beginning to recover, a benign interest rate environment, and an increasing focus on shareholder value. We have been reducing holdings in the U.K. where the economic recovery is mature and the stock market is beginning to look overextended. Valuations look more reasonable in Continental Europe where the potential for company earnings is greater.

Latin America will probably continue to provide the excitement going forward, but it must be remembered that these are still developing economies with volatile capital markets. There will always be room for them in an international portfolio but prudence will govern our exposure.

Pulling all this together, the fund's portfolio is well diversified by country and individual stock exposure. It gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations and the less-developed markets where there is perhaps more potential but higher risk. This broad strategy has served the fund well, so far, and should continue to do so in the future.

Respectfully submitted,

Martin G. Wade
President

May 22, 1997

T. Rowe Price Global Stock Fund

Why Japan Remains Pivotal to International Investing
The Japanese stock market has disappointed investors for most of this decade. Since Japanese stocks make up a significant portion of many diversified international portfolios (they represented 29% of the Morgan Stanley Europe Australasia Far East Index as of March 31), their troubles are a major reason why foreign stocks as a group have lagged behind their U.S. counterparts in recent years. So far, your fund has maintained a relatively low exposure to Japanese stocks compared with the EAFE Index. As of April 30, 14% of net assets were invested in Japan.

Diversification Is Key

Some experts think that after its long slide, the Japanese market is poised for a strong recovery. We believe the overall market is likely to provide moderate returns in coming years as the economy recovers from a protracted recession. More important, we firmly believe that investors should maintain exposure to Japanese stocks for several reasons:

o The Japanese stock market offers excellent diversification away from the U.S. market. Over the 15 years through 1996, the two markets moved in the same direction only 7% of the time. Therefore, adding Japanese stocks to an all-U.S. portfolio can reduce risk by smoothing out a portfolio's overall volatility.

o Though certainly not cheap by international standards, the valuations of Japanese stocks are becoming more reasonable. The overall market was recently trading at 40 times earnings, down from a high of more than 100 times earnings but still significantly above the U.S. level of about 18 times projected profits on the Standard & Poor's 500 Stock Index.

o While some sectors of the Japanese economy, particularly the banks, still face enormous hurdles, the country is home to many internationally competitive companies trading at fair valuations. Given their global orientation, these companies are becoming increasingly committed to enhancing shareholder value, a concept that has proven successful in the U.S. but has been traditionally downplayed by Japanese corporations.

o Japan's economy, second only to that of the U.S., has been in recession for more than five years and is now experiencing a moderate recovery. Gross domestic product grew at an estimated 2.8% for the fiscal year ended in March, among the highest of the industrialized countries.

o The Japanese economy is undergoing significant structural changes. Banks are increasingly aggressive in writing off their nonperforming loans. Over the next few years, the financial markets will be deregulated in Japan's "Big Bang." More companies are recognizing the importance of shareholder value. These changes should result in attractive potential investments.

Your fund will continue to target the more attractive areas of the Japanese market. As of April 30, our holdings were concentrated in globally competitive and export-oriented industries, such as consumer and industrial electronics, that had benefited from the weak yen. Recently, we bought some domestic-oriented companies at attractive prices. In sum, while Japanese stocks have had their problems and will continue to be volatile, we feel they provide effective diversification and will bolster the performance of international portfolios over the long haul.

T. Rowe Price Global Stock Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                         Percent of
                                         Net Assets
                                            4/30/97
_____________________________________________________

Royal Dutch Petroleum, Netherlands              1.2%

SmithKline Beecham, United Kingdom              1.2

Wolters Kluwer, Netherlands                     1.0

Novartis, Switzerland                           1.0

Elsevier, Netherlands                           1.0

____________________________________________________

Telecomunicacoes Brasileiras, Brazil            1.0

National Westminster Bank, United Kingdom       1.0

Eaux Cie Generale, France                       0.9

GE, United States                               0.8

Reed International, United Kingdom              0.7
____________________________________________________

Danaher, United States                          0.7

Canon, Japan                                    0.6

Shell Transport & Trading, United Kingdom       0.6

Glaxo Wellcome, United Kingdom                  0.6

NEC, Japan                                      0.6
____________________________________________________

ING Groep, Netherlands                          0.6

Nestle, Switzerland                             0.6

Roche Holdings, Switzerland                     0.6

First Data, United States                       0.6

Atlantic Richfield, United States               0.6

____________________________________________________
ABB, Sweden/Switzerland                         0.6

Astra, Sweden                                   0.5

Orkla, Norway                                   0.5

Kyocera, Japan                                  0.5

Wal-Mart, United States                         0.5
____________________________________________________

Total18.5%

T. Rowe Price Global Stock Fund

Performance Comparison

Chart 2 - SEC Graph

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                        Since  Inception
Periods Ended 4/30/97       1 Year  Inception       Date
________________________________________________________

Global Stock Fund            12.83%     16.70%  12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Global Stock Fund
Unaudited

Financial Highlights

                                 For a share outstanding
                                  throughout each period

                                 6 Months       12/29/95
                                    Ended             to
                                  4/30/97       10/31/96

NET ASSET VALUE
Beginning of period               $ 11.35        $ 10.00

Investment activities
    Net investment income            0.03*          0.05*
    Net realized and
    unrealized gain (loss)           0.90           1.30

    Total from
    investment activities            0.93           1.35

Distributions
    Net investment income           (0.06)             -
    Net realized gain               (0.18)             -

    Total distributions             (0.24)             -

NET ASSET VALUE
End of period                     $ 12.04        $ 11.35

Ratios/Supplemental Data

Total return                        8.26%*        13.50%*

Ratio of expenses to
average net assets                  1.30%!*        1.30%*!

Ratio of net investment
income to average
net assets                          0.68%!*        0.88%*!

Portfolio turnover rate             45.2%!         50.0%!

Average commission rate paid      $0.0008        $0.0026

Net assets, end of period
(in thousands)                    $22,224        $14,916

* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited                         April 30, 1997

Statement of Net Assets

                                Shares/Par         Value
                                            In thousands

ARGENTINA  0.5%

Common Stocks  0.5%

Banco de Galicia Buenos
    Aires (Class B)
    ADR (USD)                          409       $    10

Banco Frances del Rio ADR (USD)        495            15

Perez Companc (Class B)              3,160            26

Telefonica de Argentina
    (Class B) ADR (USD)                760            25

YPF Sociedad Anonima (Class D)
    ADR (USD)                        1,020            28

Total Argentina (Cost $89)                           104

AUSTRALIA  1.4%

Common Stocks  1.3%

Australia & New Zealand
    Bank Group                       2,000            13

Australian Gas Light Company         5,052            29

Boral Limited                        4,000            12

Broken Hill Proprietary              1,900            27

Coca Cola Amatil                     1,000            11

Commonwealth Bank of Australia,
    Installment Receipts,
    11/14/97                         2,600            20

Fosters Brewing Group                4,000             8

Lend Lease                             600            12

National Australia Bank              1,037            14

National Mutual Holdings             5,000             7

News Corporation                     5,904            27

Publishing & Broadcasting            4,400            23

St. George Bank                      3,000            19

Tabcorp Holdings                     2,500            12

Westpac Bank                         3,200            17

WMC                               3,500          21

Woodside Petroleum                   3,000            24

                                                     296

Preferred Stocks  0.1%
Sydney Harbour Casino
    Holdings *                       9,000            15

                                                      15

Total Australia (Cost $291)                          311

AUSTRIA  0.0%

Common Stocks  0.0%

EVN Energie Versorgung Nieder           20       $     2

Flughafen Wien                          70             3

Total Austria (Cost $7)                                5

BELGIUM  0.7%

Common Stocks  0.7%

CLF-Dexia *                            100            10

Generale de Banque                      77            32

Generale de Banque, VVPR Strip           7             -

Kredietbank                            235            91

UCB                               9              25

Total Belgium (Cost $119)                            158

BRAZIL  2.6%

Common Stocks  0.3%

Companhia Siderurgica Nacional     279,000            10

Eletrobras                          46,910            21

Telecomunicacoes Brasileiras       205,000            22

Usiminas ADR (USD)                     290             4

White Martins                        3,921            13

                                                      70

Preferred Stocks  2.3%

Banco Bradesco                   2,350,426            19

Banco Itau                          23,000            12

Brahma                            29,000         20

Brasmotor                           23,775             6

Cia Cimento Portland Itau           28,000            10

Cia Energetica Minas Gerais *      315,000            14

Cia Energetica Minas
    Gerais ADR (144a) (USD) *          150             7

Cia Energetica Minas Gerais
    ADR,
      Sponsored,
      Nonvoting (USD) *                392            18

Cia Tecidos Norte de Minas          23,000            10

Pao de Acucar GDS (USD)              1,190            24

Petrol Brasileiros                  87,000            18

Telecomunicacoes Brasileiras       331,000       $    38

Telecomunicacoes Brasileiras
    ADR (USD)                        1,555           178

Telecomunicacoes de
    Minas Gerais                    73,000            12

Telecomunicacoes de
    Sao Paulo                      145,545            41

Telecomunicacoes do Rio de
    Janeiro                         73,000            12

Unibanco                           693,702            26

Usiminas                        19,368,275            23

Usiminas ADR (USD)                   1,257            15

                                                     503

Total Brazil (Cost $411)                             573

CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminium                        730            25

Royal Bank of Canada                   290            11

Total Canada (Cost $31)                               36


CHILE  0.3%

Common Stocks  0.3%

Chile Fund (USD)                       230             6

Chilectra ADR (144a) (USD)             150             9

Chilgener ADS (USD)                    431            12

Compania Cervecerias Unidas
    ADS (USD)                          200             5

Compania de Telecomunicaciones
    de Chile ADR (USD)                 361            12

Empresa Nacional de
    Electricidad ADS (USD)             570            11

Enersis ADS (USD)                      350            11

Santa Isabel ADR (USD)                 339             8

Total Chile (Cost $70)                                74

CHINA  0.3%

Common Stocks  0.3%

Huaneng Power International
    (Class N) ADR (USD) *            2,100            51

Shanghai Petrochemical
    (Class H) (HKD)                 54,000            13

Yizheng Chemical Fibre
    (Class H) (HKD)                 40,000             8

Total China (Cost $59)                                72

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                           40       $     4

Total Czech Republic (Cost $5)                         4


DENMARK  0.1%

Common Stocks  0.1%

Den Danske Bank                        180            16

Tele Danmark (Class B)                  80             4

Unidanmark (Class A)                   170             8

Total Denmark (Cost $24)                              28

FINLAND  0.1%

Common Stocks  0.1%

Nokia (Class A)                        520            32

Total Finland (Cost $24)                              32

FRANCE  5.1%

Common Stocks  5.1%

Accor                                   96            14

Alcatel Alsthom                        370            41

Assurances Generales de France         320            10

AXA                               190            12

Canal Plus                             120            22

Carrefour                              184           115

Chargeurs International *               77             5

Cie de St. Gobain                      402            54

CLF-Dexia                              110            10

Eaux Cie Generale                    1,357           189

Elf Aquitaine                          552            54

GTM Entrepose                          130             8

Guilbert                               110            17

Havas                                  140            10

L'Oreal                                 44            16

Lapeyre                                284            17

Legrand                                110       $    19

LVMH                                   320            78

Pathe *                                 77            18

Pinault Printemps                      191            80

Primagaz                               130            13

Promodes                                30            10

Rexel                                   37            10

Sanofi                            400            37

Schneider                              780            44

Societe Generale                       100            11

Sodexho                                150            69

Television Francaise                   523            50

Total (Class B)                      1,103            91

Total France (Cost $1,012)                         1,124

GERMANY  2.7%

Common Stocks  2.6%

Allianz *                              280            54

Altana                            8              6

Bayer *                              1,901            74

Bayerische Hypotheken und
    Wechsel Bank                       919            29

Bilfinger & Berger *                   300            11

Buderus                                 30            14

Commerzbank                            520            14

Deutsche Bank                          724            38

Deutsche Telekom                       663            14

Gehe                                 1,400            93

Hoechst                                330            13

Mannesmann                              55            22

Rhoen Klinikum                         217            28

SAP                               70             13

Schering                               214            21

Siemens                                390            21

Veba                                 1,400            72

Veba, Warrants, 4/6/98 *                37            11

Volkswagen                              57            36

                                                     584

Preferred Stocks  0.1%

Fielmann                               120       $     3

Hornbach Holdings                      140             9

SAP                               60             11

                                                      23

Total Germany (Cost $567)                            607


HONG KONG  2.3%

Common Stocks  2.3%

Cathay Pacific Airways              12,000            19

Dao Heng Bank Group                  6,000            28

First Pacific                       28,231            34

Guoco Group                          8,000            38

Hong Kong Land Holdings (USD)       34,575            72

Hopewell Holdings                   60,000            31

Hutchison Whampoa                   11,000            82

New World Development               14,207            82

Swire Pacific (Class A)              9,000            69

Wharf Holdings                      17,000            64

Total Hong Kong (Cost $541)                          519


ITALY  1.7%

Common Stocks  1.7%

Banca Commerciale Italiana           3,000             6

Banca Fideuram                      10,000            25

Credito Italiano                     8,796            12

ENI                               6,000          31

Gucci Group (USD)                    1,071            74

IMI                               2,000          17

Industrie Natuzzi ADR (USD)          1,000            22

Italgas                              2,600             9

Mediolanum                           1,000            10

Rinascente                           1,000             5

Seat *                            8,000          3

Seat, Savings Shares *               4,000             1

Stet                                11,000            52

Stet, Savings Shares                 4,000       $    15

Telecom Italia                       8,000            21

Telecom Italia Mobile               23,000            72

Total Italy (Cost $316)                              375


JAPAN  13.6%

Common Stocks  13.6%

Advantest                              330            18

Alps Electric                        2,000            23

Amada                                5,000            37

Canon                                6,000           142

Citizen Watch                        4,000            29

Daifuku                              1,000            12

Daiichi Pharmaceutical               4,000            64

DaiNippon Screen Manufacturing       3,000            24

Daiwa House                          5,000            56

DDI                               7              47

Denso                                5,000           114

East Japan Railway                      13            56

Fanuc                                1,000            34

Hitachi                              7,000            63

Hitachi Zosen                        7,000            24

Inax                                 3,000            19

Ito-Yokado                           2,000            96

Kao                               3,000          35

Kokuyo                            2,000          44

Komatsu                              5,000            37

Komori                            2,000          43

Kumagai Gumi                         3,000             4

Kuraray                              4,000            35

Kyocera                              2,000           120

Makita                            3,000          41

Marui                                4,000            66

Matsushita Electric Industrial       6,000            96

Mitsubishi                           3,000            28

Mitsubishi Heavy Industries         16,000           106

Mitsubishi Paper Mills               2,000             6

Mitsui Fudosan                       8,000       $    91

Mitsui Petrochemical Industries      3,000            14

Murata Manufacturing                 2,000            74

National House Industrial            1,000            12

NEC                                 11,000           134

Nippon Hodo                          1,000             7

Nippon Steel                        22,000            63

Nippon Telephone & Telecom               6            42

Nomura Securities                    5,000            56

Pioneer Electronic                   2,000            36

Sankyo                            4,000          107

Sega Enterprises                     1,000            26

Sekisui Chemical                     6,000            58

Sekisui House                        3,000            27

Seven Eleven Japan                   1,000            63

Sharp                                5,000            65

Shin-Etsu Chemical                   3,000            61

Shiseido                             1,000            14

Sony                                 1,400           102

Sumitomo                             7,000            47

Sumitomo Electric Industries         8,000           108

Sumitomo Forestry                    2,000            20

TDK                               1,000          72

Teijin                            9,000          36

Tokio Marine & Fire Insurance        3,000            29

Tokyo Electronics                    1,100            43

Tokyo Steel Manufacturing            1,500            16

Toppan Printing                      3,000            39

Uny                               2,000          35

Yurtec                            1,000          10

Total Japan (Cost $3,261)                          3,026

MALAYSIA  1.5%

Common Stocks  1.5%

Affin Holdings                      13,200       $    32

Berjaya Sports Toto                  7,000            33

Commerce Asset Holdings              3,000            18

MBF Capital                         14,000            21

Multi-Purpose Holdings              18,000            29

Renong                            24,000         33

Resorts World                        4,000            15

Tanjong                             10,000            36

Technology Resources
    Industries *                     7,000            13

Time Engineering                     8,000            15

United Engineers                    11,000            78

                                                     323

Preferred Stocks  0.0%

Multi-Purpose Holdings, Cv.
    Loan Stock, 3.00%, 1/13/02      18,000             7

Renong, Cv. Loan Stock, 4.00%,
    5/21/01                            600             -

                                                       7

Total Malaysia (Cost $362)                           330

MEXICO  1.3%

Common Stocks  1.3%

Cemex (Class B)                      3,000            11

Cemex ADS (USD)                      8,000            53

Cifra (Class B) ADR (USD)           20,090            30

Fomentos Economico Mexicano
    (Class B)                        3,230            15

Gruma (Class B) *                    2,771            13

Gruma (Class B) ADS (USD) *            728            14

Grupo Financiero Banamex
    (Class B) *                      4,490            10

Grupo Industrial Maseca
    (Class B) *                      8,000             8

Grupo Modelo (Class C)               2,000            12

Grupo Televisa GDR (USD) *             323             8

Kimberly-Clark Mexico (Class A)      7,721            28

Panamerican Beverages
    (Class A) (USD)                    670            19

Telefonos de Mexico (Class L)
    ADR (USD)                        1,680            69

Total Mexico (Cost $279)                             290

NETHERLANDS  6.4%

Common Stocks  6.4%

ABN Amro Holdings                    1,100       $    76

Ahold                                  778            53

Akzo Nobel                             430            55

Baan Company (USD)                     290            16

CSM                               1,088          63

Elsevier                            13,671           219

Fortis Amev                          1,040            39

Hagemeyer                              230            20

ING Groep                            3,420           134

ING Groep, Warrants, 3/15/01 *       1,169            11

Koninklijke PTT Nederland              438            16

Nutricia                               180            27

Polygram                             1,695            83

Royal Dutch Petroleum                1,530           273

Unilever                               521           101

Wolters Kluwer                       1,948           231

Total Netherlands (Cost $1,275)                    1,417


NEW ZEALAND  0.4%

Common Stocks  0.4%

Air New Zealand (Class B)            8,000            23

Carter Holt Harvey                   3,300             7

Fernz                                2,400             8

Fletcher Challenge Building          5,450            15

Fletcher Challenge Energy              250             1

Fletcher Challenge Forests
    Division                         7,097            10

Fletcher Challenge Paper             3,500             8

Telecom Corporation of New
    Zealand                          4,800            22

Total New Zealand (Cost $92)                          94

NORWAY  1.1%

Common Stocks  1.1%

Norsk Hydro                          2,220       $   108

Orkla (Class A)                      1,433           120

Saga Petroleum (Class B)               400             7

Total Norway (Cost $191)                             235

PERU  0.0%

Common Stocks  0.0%

Telefonica del Peru (Class B)
    ADS (USD)                          419            10

Total Peru (Cost $10)                                 10

PHILIPPINES  0.2%

Common Stocks  0.2%

Philippine Long Distance
    Telephone                          500            29

Philippine National Bank *           4,125            27

Total Philippines (Cost $67)                          56


PORTUGAL  0.3%

Common Stocks  0.3%

Jeronimo Martins *                     926            55

Jeronimo Martins, Warrants,
    9/15/03 *                           77             2

Total Portugal (Cost $32)                             57


SINGAPORE  1.5%

Common Stocks  1.5%

City Developments                    3,000            24

DBS Land                             4,500            15

Development Bank of Singapore        2,000            24

Fraser & Neave                       3,000            22

Keppel                            1,000          4

Keppel (Class A), New *                250             1

Overseas Chinese Bank                1,000            12

Overseas Union Bank                  7,000            46

Singapore Land                       6,000            28

Singapore Press                      2,600       $    48

United Industrial                    8,000             6

United Overseas Bank                 8,000            75

Wing Tai Holdings                    7,000            18

Total Singapore (Cost $385)                          323


SOUTH KOREA  0.1%

Common Stocks  0.1%

Korea Electric Power                   700            21

Total South Korea (Cost $25)                          21

SPAIN  1.3%

Common Stocks  1.3%

Argentaria Banca de Espana             320            14

Banco Bilbao Vizcaya                   220            15

Banco Popular Espanol                  147            31

Banco Santander                        560            42

Centros Comerciales Pryca              460             8

Empresa Nacional de Electricidad       544            38

Gas Natural                            217            46

Iberdrola                            2,352            27

Repsol                            823            34

Telefonica de Espana                 1,121            29

Total Spain (Cost $244)                              284

SWEDEN  1.4%

Common Stocks  1.4%

ABB (Class A)                        1,800            22

Astra (Class B)                      3,060           121

Atlas Copco (Class B)                1,260            31

Electrolux (Class B)                   700            40

Hennes & Mauritz (Class B)             370            54

Sandvik (Class B)                    1,415            35

Total Sweden (Cost $266)                             303

SWITZERLAND  3.3%

Common Stocks  3.3%

ABB                               90     $       109

Adecco                            196            65

Ciba Specialty Chemicals *             141            12

Credit Suisse Group                    190            21

Nestle                            110            134

Novartis                               171           225

Roche Holdings                          15           127

Schweizerischer Bankverein             160            35

Total Switzerland (Cost $622)                        728


THAILAND  0.1%

Common Stocks  0.1%

Advanced Information Service           300             2

Bangkok Bank                         1,300            12

Siam Cement                            100             3

Thai Farmers Bank                    1,000             6

Total Thailand (Cost $39)                             23


UNITED KINGDOM  10.0%

Common Stocks  10.0%

Abbey National                       6,000            83

Argos                                5,480            57

Asda Group                          19,000            35

BAA                               1,000          8

BG *                                 4,000            12

British Petroleum                    4,000            46

Cable & Wireless                    10,000            77

Cadbury Schweppes                    7,000            58

Caradon                             13,000            52

Centrica *                           4,000             4

Coats Viyella                        3,000             6

Compass Group                        4,000            44

David S. Smith                       5,000            18

Electrocomponents                    4,000            26

GKN                               1,000  $       15

Glaxo Wellcome                       7,000           138

Grand Metropolitan                  12,000           100

Guinness                             9,100            75

Heywood Williams Group               1,000             4

Hillsdown Holdings                   3,000             9

John Laing (Class A)                 3,000            18

Kingfisher                           9,400           102

Ladbroke Group                       5,000            19

National Westminster Bank           18,000           213

Rank Group                           8,000            55

Reed International                   9,000           166

Rolls Royce                          3,000            12

RTZ                               5,000          79

Safeway                              8,000            44

Sears                                3,000             4

Shell Transport & Trading            8,000           142

SmithKline Beecham                  17,000           272

T & N                                6,000            13

Tesco                                7,000            40

Tomkins                             19,000            82

United News & Media                  8,400           103

Total United Kingdom (Cost $1,961)               2,231


VENEZUELA  0.0%

Common Stocks  0.0%

Compania Anonima Nacional
    Telefonos de Venezuela
       (Class D) ADR (USD) *           280             8

Total Venezuela (Cost $9)                              8


UNITED STATES  32.8%

Common Stocks  32.8%

3Com *                            1,400          41

Aames Financial                      2,700            42

ACE Limited                          1,400            84

ADT *                                2,500            68

AlliedSignal                         1,500       $   108

Altera *                             1,500            74

American Stores                        800            36

Apria Healthcare *                   1,300            22

Atlantic Richfield                     900           123

B. F. Goodrich                       2,100            84

BankBoston *                         1,300            95

Baxter International                 1,300            62

BellSouth                            1,600            71

BMC Software *                       2,100            91

Boeing                            800            79

Boston Scientific *                  1,200            58

Bristol-Myers Squibb                   800            52

Carnival (Class A)                   2,200            81

Cellular Communications
    International *                  2,000            50

Chase Manhattan                      1,200           111

Cisco Systems *                      1,000            52

Citicorp                               900           101

Colgate-Palmolive                      900           100

Columbia/HCA Healthcare              2,700            94

Cooper Cameron *                       300            21

Corning                              1,500            72

Corporate Express *                  4,650            47

CUC International *                  4,750           100

Danaher                              3,300           149

Dell Computer                          200            17

Disney                            1,200          98

Electronic Data Systems                900            30

Emerson Electric                     1,000            51

EXEL                                 1,500            58

Fannie Mae                           1,000            41

Federated Department Stores *        1,200            41

First Data                           3,600           124

Fleet Financial Group                  600            37

Freddie Mac                          3,600           115

Gannett                                500            44

GE                                   1,600           177

General Nutrition *                  5,200       $   112

Great Lakes Chemical                   800            34

Gulfstream Aerospace *               3,700            94

H&R Block                            1,900            61

HealthSouth *                        3,000            59

Hewlett-Packard                      1,300            68

Hubbell (Class B)                    2,300           100

Ikon Office Solutions                2,500            67

Intel                                  600            92

Johnson & Johnson                    1,500            92

Kimberly-Clark                       1,000            51

La Quinta Inns                       2,400            53

Lucent Technologies                    800            47

Mattel                            2,200          61

Maxim Integrated Products *          1,000            53

McDonald's                           1,000            54

MCI                               700            27

Medtronic                              700            48

Merck                                1,100           100

Microsoft *                            900           109

Mid Ocean Limited                    1,200            55

Mobil                                  900           117

Money Store                          1,600            35

Nabisco Holdings (Class A)             800            31

Nationwide Financial Services
    (Class A) *                      1,500            40

Newell                            1,800          63

Newmont Mining                       1,300            45

Norwest                              2,200           110

Oracle *                             2,000            79

PacifiCare Health Systems
    (Class B) *                        800            64

Parametric Technology *              1,100            50

Partnerre                            2,100            71

Patriot American Hospitality         1,400            30

PepsiCo                              2,600            91

Pfizer                            1,000          96

Pharmacia & Upjohn                     700            21

Philip Morris                        1,700            67

PLATINUM Technology *                2,400       $    29

Procter & Gamble                       400            50

Quorum Health Group *                2,600            81

Revco                                  500            22

Richfood Holdings                    2,400            49

Sallie Mae                             400            47

Sara Lee                             2,100            88

SBC Communications                     900            50

Service Corp International           2,600            89

St. John Knits                       1,700            65

Synopsys *                           3,300           105

Teleflex                             1,600            92

Time Warner                          1,300            58

Tommy Hilfiger *                     1,000            40

Travelers Group                      1,233            68

Travelers Property Casualty
    (Class A) *                      2,300            78

Tribune                              1,900            83

TriMas                            3,400          84

Tyco International                   1,300            79

USA Waste Services                   1,000            33

USX-Marathon                         3,500            97

V. F.                                  300            22

Vencor *                             2,300            96

Wal-Mart                             4,200           119

Warnaco Group (Class A)              2,500            71

Warner-Lambert                         700            69

World Com                            2,600            62

Total United States (Cost $6,476)                7,274

SHORT-TERM INVESTMENTS  3.8%

Commercial Paper  3.8%

Delaware Funding, 4(2), 5.55%,
    6/2/97                        $500,000           498

Investments in Commercial
    Paper through a Joint
    Account,
       5.60%, 5/1/97               349,267           349

Total Short-Term Investments
    (Cost $847)                                      847


Total Investments in Securities

97.1% of Net Assets
    (Cost $20,009)                               $21,579

Other Assets Less Liabilities                        645


NET ASSETS                                       $22,224
                                                ________

Net Assets Consist of:

Accumulated net investment
    income - net of
    distributions                                $    55

Accumulated net realized
    gain/loss - net of
    distributions                                    423

Net unrealized gain (loss)                         1,570

Paid-in-capital applicable to
    1,846,368 shares of $ 0.01
    par value capital stock
    outstanding; 2,000,000,000
    shares of the Corporation
    authorized                                    20,176

NET ASSETS                                       $22,224
                                                ________

NET ASSET VALUE PER SHARE                        $ 12.04
                                                ________

     *   Non-income producing
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at year-end amounts to .07% of net assets.
   HKD   Hong Kong dollar
   USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited

Statement of Operations
In thousands
                                                6 Months
                                                   Ended
                                                 4/30/97
Investment Income
Income
    Dividend (net of foreign
      taxes of $ 15)                             $   146
    Interest                                          38

    Total income                                     184

Expenses
    Custody and accounting                            69
    Shareholder servicing                             38
    Registration                                      13
    Legal and audit                                    5
    Directors                                          4
    Prospectus and shareholder reports           3
    Miscellaneous                                      6
    Reimbursed by manager                            (17)

    Total expenses                                   121

Net investment income                                 63

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                       436
    Foreign currency transactions                     (5)

    Net realized gain (loss)                         431

Change in net unrealized gain or loss
    Securities                                       850
    Other assets and liabilities
    denominated in foreign currencies            (2)

    Change in net unrealized gain or loss            848

Net realized and unrealized gain (loss)          1,279

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $ 1,342

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                  6 Months      12/29/95
                                     Ended            to
                                   4/30/97      10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income         $     63       $    70
    Net realized gain (loss)           431           246
    Change in net unrealized
      gain or loss                     848           722

    Increase (decrease) in net
      assets from operations         1,342         1,038

Distributions to shareholders
    Net investment income              (84)            -
    Net realized gain                 (254)            -

    Decrease in net assets from
    distributions                     (338)            -

Capital share transactions*
    Shares sold                      8,990        16,948
    Distributions reinvested           329             -
    Shares redeemed                 (3,015)       (3,070)

    Increase (decrease) in net
      assets from capital
    share transactions               6,304        13,878

Net Assets

Increase (decrease) during
    period                           7,308        14,916

Beginning of period                 14,916             -

End of period                     $ 22,224       $14,916
                                 _________      ________

*Share information
    Shares sold                        759         1,596
    Distributions reinvested            28             -
    Shares redeemed                   (255)         (282)

    Increase (decrease) in
      shares outstanding               532         1,314

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited

April 30, 1997

T. Rowe Price Global Stock Fund
Notes to Financial Statements

Note 1 - Significant Accounting Policies
T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Short-term debt securities are valued at amortized cost which approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,478,000 and $3,966,000, respectively, for the six months ended April 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $20,009,000, and net unrealized gain aggregated $1,570,000, of which $2,418,000 related to appreciated investments and $848,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.30%. Thereafter, through October 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.30%. Pursuant to this agreement, $63,000 of management fees were not accrued by the fund for the six months ended April 30, 1997, and $17,000 of other expenses were borne by the manager. Also pursuant to this agreement, $165,000 of unaccrued fees and expenses from the prior year remain subject to reimbursement through October 31, 1999.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $78,000 for the six months ended April 30, 1997, of which $14,000 was payable at period-end.

During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $114,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
** Discount applies to our current commission schedule; subject to our $35 minimum commission.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options   Reinvest all or some of your
distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights   This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*   A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Global Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

F04-051  4/30/97

Chart 1 - Geographic Diversification - pie chart showing Europe 34%, United States 33%, Japan 14%, Far East 8%, Latin America 5%, and Other and Reserves 6%.

Chart 2 - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Global Stock Fund from inception compared with $10,000 invested in a broad-based index and average over the same period.